UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2007

KLA-TENCOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-09992	04-2564110
(Commission File Number)	(IRS Employer Identification No.)

160 Rio Robles

San Jose, California 95134

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (408) 875-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 2, 2007, KLA-Tencor Corporation, Inc. (the “Company”) announced that, at the Company’s Annual Meeting of Stockholders held on March 29, 2007, the Company’s stockholders elected Robert M. Calderoni as a new director and reelected H. Raymond Bingham, Robert T. Bond and David C. Wang as directors. During this meeting, the stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

The Company also announced the appointment of Brian M. Martin as the Company’s Senior Vice President, General Counsel and Corporate Secretary, effective April 1, 2007.

A copy of the Company’s news release issued on April 2, 2007 in connection with the foregoing, is attached hereto as Exhibit 99.1.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Text of press release issued by KLA-Tencor Corporation, Inc. dated April 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date: April 4, 2007	By:	/s/ Jeffrey L. Hall
	Name:	Jeffrey L. Hall
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Text of press release issued by KLA-Tencor Corporation, Inc. dated April 2, 2007.